                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 15, 2006


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska                 000-50139                 Not applicable
 ----------------------    ----------------------    ---------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                               Number)


               1620 Dodge Street
                Stop Code 3198
               Omaha, Nebraska                       68197-3198
        -----------------------------------        --------------
      (Address of principal executive offices)       (Zip Code)


                                 (402) 341-0500
                     --------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                ------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     The registrant hereby files the Monthly Report to Noteholders for the monthly period ending July 31, 2006 as Exhibit 20 to Item 9.01(c) hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     None.

(b)  Pro forma financial information.

     None.

(c)  Exhibits.

     EXHIBIT NO.       DOCUMENT DESCRIPTION

     Exhibit 20 Series 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending July 31, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 28, 2006           FIRST NATIONAL FUNDING LLC

                                  By:  First National Funding Corporation,
                                       Managing Member


                                  By:  /s/  KARLYN M. KNIERIEM
                                       -------------------------------------
                                       Karlyn M. Knieriem, Senior Vice President
                                       and Treasurer


Dated:  August 28, 2006           FIRST NATIONAL MASTER NOTE TRUST

                                  By:  First National Bank of Omaha,
                                       As Servicer of First National Master Note
                                       Trust

                                  By:  /s/  TIMOTHY D. HART
                                       -------------------------------------
                                       Timothy D. Hart, Senior Vice President,
                                       Treasurer and Assistant Secretary

                                  EXHIBIT INDEX


     EXHIBIT NO.        DESCRIPTION

         20 Series 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending July 31, 2006